SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 15, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                   000-26172                       58-1897792
-------------                   ---------                       ----------
(State or other                (Commission                    (IRS Employer
jurisdiction                    File No.)                  Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------
                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month   of  July   2002   to  the   Series   2000-1
                  Certificateholders on August 15, 2002.

                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month   of  July   2002   to  the   Series   2000-2
                  Certificateholders on August 15, 2002.

                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month   of  July   2002   to  the   Series   2002-1
                  Certificateholders on August 15, 2002.


Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 28:

      99.1        Series  2000-1  Certificateholders  Statement for the month of
                  July 2002.

      99.2        Series  2000-2  Certificateholders  Statement for the month of
                  July 2002.

      99.3        Series  2002-1  Certificateholders  Statement for the month of
                  July 2002.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY CREDIT CARD
                                      MASTER TRUST


                                      By:      FIRST NORTH AMERICAN
                                               NATIONAL BANK, as
                                               Servicer




                                      By:      /s/ Philip J. Dunn
                                               ------------------------
                                               Philip J. Dunn
                                               Vice President





Date:  August 15, 2002